Investor Presentation Third Quarter 2008

Cautionary Note Regarding Forward-Looking Statements All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, additionally, you should not place undue reliance on any such statements. This presentation may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words "expect," "intend," "plan," "believe," "project," "anticipate," "will," "may" and similar statements of a future or forward-looking nature identify forward-looking statements. We believe that these factors include, but are not limited to, the following: 1) unpredictability and severity of catastrophic events; 2) rating agency actions; 3) adequacy of our risk management and loss limitation methods; 4) cyclicality of demand and pricing in the insurance and reinsurance markets; 5) our limited operating history; 6) our ability to successfully implement our business strategy during "soft" as well as "hard" markets; 7) adequacy of our loss reserves; 8) continued availability of capital and financing; 9) retention of key personnel; 10) competition; 11) potential loss of business from one or more major insurance or reinsurance brokers; 12) our ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 13) general economic and market conditions (including inflation, interest rates and foreign currency exchange rates); 14) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 15) the effect on our investment portfolio of changing financial market conditions including inflation, interest rates, liquidity and other factors; 16) acts of terrorism or outbreak of war; and 17) availability of reinsurance and retrocessional coverage. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein or elsewhere, including the Risk Factors included in our most recent reports on Form 10-K and Form 10-Q and other documents on file with the Securities and Exchange Commission, as well as management's response to any of the aforementioned factors. Any forward-looking statements made in this presentation are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. We undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. This presentation also contains unaudited proforma consolidated financial data intended to provide information about how the acquisition of Talbot might have impacted the financial statements of the Company if it had been consummated at an earlier time. The unaudited proforma consolidated financial data does not necessarily reflect the financial position or results of operations that would have actually resulted had the acquisition occurred as of the dates indicated, nor should they be taken as necessarily indicative of the future financial position or results of operations of the Company.

Note on Non-GAAP Financial Measures In presenting the Company's results, management has included and discussed certain exhibits containing underwriting income (loss), net operating income, diluted book value per share and operating return on average equity that are not calculated under standards or rules that comprise U.S. GAAP. Such measures are referred to as non-GAAP. Non-GAAP measures may be defined or calculated differently by other companies. We believe that theses measures are important to investors and other interested parties. These measures should not be viewed as a substitute for those determined in accordance with U.S. GAAP. The underwriting results of an insurance or reinsurance company are often measured by reference to its underwriting income because underwriting income indicates the performance of the company's core underwriting function. Underwriting income is reconciled to net income by the addition or subtraction of net investment income (loss), financing expenses, fair value of warrants issued, net realized gains (losses) on investments and foreign exchange gains (losses). Diluted book value per share is calculated based on total shareholders' equity plus the assumed proceeds from the exercise of outstanding options and warrants, divided by the sum of shares, options, warrants and share equivalents outstanding (assuming their exercise). Net operating income is calculated based on net income (loss) excluding net realized gains (losses), net unrealized gains (losses) on investments, gains (losses) arising from translation of non-US$ denominated balances and non-recurring items. Net operating income is the most directly comparable GAAP measure as it focuses on the underlying fundamentals of our operations without the influence of realized gains (losses) from the sale of investments, translation of non-US$ currencies and non-recurring items. Realized gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-US$ denominated balances are unrelated to our underlying business. A reconciliation between the non GAAP measures detailed herein and the most comparable GAAP measure can be found in our quarterly earnings release.

Primary Shares Outstanding: 74,878,137 Share Price (September 30, 2008): $23.25 Primary Market Capitalization: Annual Dividend/Yield : $0.80 per share (3.4%) Exchange / Ticker: NYSE / "VR" Analyst Coverage: Matt Carletti, Fox-Pitt Kelton Cochran Caronia Waller Jay Cohen, Merrill Lynch Dean Evans, Keefe, Bruyette & Woods Julia Ferguson, Dowling & Partners Matt Heimermann, JPMorgan Brian Meredith, UBS Chris Neczypor, Goldman Sachs Susan Spivak Bernstein, Wachovia $1.74bn Selected Market Information

Current Market Dynamics Reinsurance industry capital has been materially depleted Hurricane Ike is likely third most costly hurricane on record Financial market turmoil reducing investment values and therefore capital Limited access to replacement capital and new capacity Disrupted capital markets prevent reloading by incumbents Hedge fund stresses limiting collateralized capacity and sidecar activity Cat bond market is inactive Further challenges in new company formations Demand for reinsurance is increasing Primary companies also facing capital depletion with constricted capital alternatives Need to manage risk leaves reinsurance as one of the few capital surrogates available Highly public issues with large company balance sheets leading buyers to rethink counterparty risk Rate changes will be manifested first in capital-intensive, demand-driven products Catastrophe and energy lines

Diversified Global Business Focused on Short-Tail Specialty Validus Re GPW September 30, 2008 LTM GPW Total: $691.4 million $1,361.7 million LTM GPW Balanced by Class: 45% Property, 30% Marine, 25% Specialty Note: $1,361.7mm reflects $29.5mm intersegment eliminations; $691.4mm and $699.8mm do not. LTM = last twelve months. Talbot GPW September 30, 2008 LTM GPW Total: $699.8 million

Diversified Global Business Focused on Short-Tail Specialty Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. VR is balanced between insurance and reinsurance

Diversified Global Business Focused on Short-Tail Specialty Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures. VR is focused on short-tail lines of business...

Diversified Global Business Focused on Short-Tail Specialty ....but is not a "monoline" CAT reinsurer. Based on 2007 GPW other than ACGL which is NPW. Source: SEC filings and other public disclosures.

Third Quarter 2008 - Overview Industry significantly impacted by: Hurricanes Ike and Gustav Meltdown in financial markets Validus performance: $185mm net financial impact1 of Hurricanes Ike and Gustav Absence of equity and alternative investments protected asset side of balance sheet Note (1): Net of reinstatement premiums, reinsurance and other recoveries

Change in Diluted BV/Share plus Dividends - Q308 vs. Q208 Note: Not shown on chart: XL Capital (49.7%). Source: SNL Financial and company reports

Impact of Hurricanes Ike and Gustav as a % of Q208 Equity Source: SNL Financial and company reports

Ike and Gustav as a % of 2007 Property and Marine GPW Note: Data N/A for ACE, AGII, XL Source: SNL Financial and company reports

Investment Portfolio Conservative investment strategy Emphasize the preservation of invested assets Provide sufficient liquidity for the prompt payment of claims No exposure to alternative asset classes, equities, derivatives Comprehensive portfolio disclosure Average portfolio rating of AAA Minimum average credit quality of AA- Short duration (2.2 years as of 09/30/2008) Investment yield: 4.49% (1) 1 Annualized effective investment yield is calculated by dividing net investment income by the average balance of the assets managed by our portfolio managers and our other investments.

Loss Reserves Validus Gross Reserve Mix As of September 30, 2008 Gross reserves for losses and loss expenses of $1.27 billion IBNR represents 55.0% of reserves No exposures pre-dating 2002 Talbot has a history of favorable reserve development: $174.6mm in the 2004 through 2007 period $41.1mm year to date 2008 Favorable reserve development in the quarter of $26.1mm Talbot reserve release of $22.6mm Validus reserve release of $3.5mm Observations

Transparent Risk Disclosure - October 1, 2008 Portfolio 1:100 year PML equal to 18.9% of September 30, 2008 capital, 21.9% of shareholders' equity The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, aviation, terrorism, workers' compensation and personal accident contracts using commercially available catastrophe models, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, and the cost of rebuilding property in a zone, among other assumptions. Return period refers to the frequency with which losses of a given amount or greater are expected to occur. Net loss estimates are before income tax, net of reinstatement premiums, and net of retrocessional recoveries. The estimates set forth above are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly misestimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses. Investors should not rely on the foregoing information when considering investment in the Company. The Company undertakes no duty to update or revise such information to reflect the occurrence of future events. Group Estimated Net Loss includes exposures in the Company's Validus Re and Talbot segments. Validus Re Net Zonal Aggregate reflects aggregate exposures for the Validus Re segment only.

Growth in Diluted Book Value Per Share 13.8% compounded growth in diluted book value plus accumulated dividends since company formation Note: Information is pro forma for the IPO and Talbot acquisition.

Investor Presentation Third Quarter 2008

Validus Re - Quarterly Segment Results

Talbot - Quarterly Segment Results

Talbot 2007 Market Share by Lloyd's Class of Business Note: Market share as a % of gross premium. Source: Lloyd's Performance Information December 2007